Exhibit 99.1

ConnectM Forms Strategic Advisory Board to Drive AI Energy Infrastructure Growth; Appoints Ashland Director Ashish Kulkarni, Former Fortress and Shumway Capital Executive Neil Bhatia, and Las Olas Capital CEO Jim McCabe

Advisory Board to focus on data center power, cooling and storage opportunities, institutional investor positioning, strategic partnerships, and profitability and capital allocation

MARLBOROUGH, Mass., October 19, 2026 (GLOBE NEWSWIRE) -- ConnectM Technology Solutions, Inc. (OTCQX: CNTM) (“ConnectM” or the “Company”), a U.S.-based technology company that develops, sells and operates energy infrastructure powering the physical layer of the AI economy, today announced the formation of a Strategic Advisory Board and the appointment of three members: Ashish Kulkarni, a director of Ashland Inc. (NYSE: ASH) and former Executive Vice President and Chief Innovation Officer of GAF; Neil Bhatia, a former senior executive of Fortress Investment Group, Shumway Capital Partners and Marcato Capital Management; and Jim McCabe, founder and Chief Executive Officer of Las Olas Capital.

The advisors will work directly with ConnectM's management on the Company's top priority: building an AI energy infrastructure business that supplies power, cooling, storage and intelligent energy management to data centers and the grid edge, and converting that growth into a more profitable company with a broader base of long-term institutional shareholders.

The appointments come as demand for power at the edge of the grid accelerates. The International Energy Agency projects that electricity consumption from data centers will more than double, from approximately 415 terawatt-hours in 2024 to approximately 945 terawatt-hours in 20301, and new generation and transmission cannot be built fast enough to keep pace. ConnectM's Keen Labs platform designs, sources and distributes the distributed energy equipment, AI-enabled controls and virtual power plant software that address that gap, including Hi-C hybrid energy storage systems for data-center generator starting and power transition.

The Strategic Advisory Board will focus on four key priorities:

•	Build the AI energy infrastructure business: identify customers and partners in data-center power, cooling, storage and intelligent energy management.

•	Strengthen institutional positioning: improve the investment narrative and build relationships with long-term institutional investors.

•	Develop strategic partnerships: pursue relationships with equipment manufacturers, defense contractors, utilities and large enterprise customers.

•	Improve profitability and capital allocation: advise management on business-unit returns, recurring revenue, operating cash flow and selective acquisitions and divestitures.

1 IEA (2025), Energy and AI, IEA, Paris

Strategic Advisory Board Appointments

Ashish Kulkarni – Global Technology, Innovation and Corporate Strategy

Dr. Kulkarni is a global technology executive and board director who has led technology and innovation strategy at major industrial and materials companies. He serves on the Board of Directors of Ashland Inc. (NYSE: ASH) and previously served on the Board of Directors of Ghost Robotics. His executive roles include Chief Executive Officer of Kebotix, Executive Vice President and Chief Innovation Officer of GAF, Chief Technology and Innovation Officer of Avantor and of Celanese, and Vice President of Engineering at Carrier Air Conditioning. Earlier in his career he held engineering and technology leadership roles at General Electric and American Standard.

He brings expertise in AI and digital transformation, technology commercialization, portfolio transformation, strategic partnerships and M&A, and has advised boards, chief executives and private equity firms on technology disruption and growth. He holds a Ph.D. and M.S. in Chemical Engineering from Rensselaer Polytechnic Institute.

Neil Bhatia – Institutional Investment Strategy and Capital Markets

Mr. Bhatia is a business strategist and private and public market investor who spent nearly two decades in senior leadership roles at leading hedge funds and multi-billion-dollar family offices. He is the founder of Catalyst Advisors, a boutique management consulting firm he established in 2019.

Before founding Catalyst, Mr. Bhatia served as counsel to Fortress Investment Group's Global Macro Fund, as General Counsel of Shumway Capital Partners and Chief Operating Officer of investor Chris Shumway’s family office, as Chief Legal Officer of Marcato Capital Management, and most recently as Chief Operating Officer of investor John Thaler’s (JAT Capital) family office. He began his career as a corporate attorney with Mintz Levin. His experience spans institutional investment strategy, corporate governance, financial structuring and the operation of multi-billion-dollar investment firms, and he is expected to guide ConnectM as it builds relationships with long-term institutional investors. He holds a B.S. in Economics from Lehigh University and received a J.D. from Boston College Law School.

Jim McCabe – Strategic Capital Formation and Corporate Development

Mr. McCabe is the founder and Chief Executive Officer of Las Olas Capital, a multi-strategy private investment firm that provides capital to early-stage, high-growth companies with innovative technology. He has nearly 20 years of experience in financial services and private market investing.

Mr. McCabe also serves as an advisory board member to several Las Olas portfolio companies, including Digi Power X (Nasdaq: DGXX), a developer of power-ready data centers for AI and high-performance computing, US Data Centers, and American Bridge Capital. He was an early investor in U.S. Bitcoin Corp which completed a merger with Hut 8 Corp (Ticker: Hut) in November of 2023. This transaction was the largest M&A deal in bitcoin mining history at that time.

He holds a B.A. in Economics from the University of Florida.

Bhaskar Panigrahi, Chairman and Chief Executive Officer, commented, “Ashish, Neil and Jim each bring something ConnectM needs at this stage. Ashish has run technology and innovation for large industrial companies and sits on a public company board. Neil spent his career inside the kinds of institutions we want as long-term shareholders. Jim invests in AI data center infrastructure and sits on the advisory board of a Nasdaq-listed company building it. Demand for power at the edge of the grid is being driven by AI data centers, and we intend to be one of the companies that supplies it. We formed this board to turn that opportunity into customers, partners and capital, and we expect to be measured on those outcomes.”

“Each member has agreed to work on specific objectives tied to the four priorities above, and we will report on progress as it is made.”

Jim McCabe added, “I have spent the last several years investing in the build-out of AI computing capacity, and have seen firsthand that power is the biggest constraint right now. ConnectM already distributes the storage, controls and software that address that constraint at the edge of the power grid. I believe the value of existing infrastructure with secured electricity will only become more valuable and I look forward to helping the Company turn that position into contracts and into a shareholder base that reflects it.”

About ConnectM Technology Solutions, Inc.

ConnectM Technology Solutions, Inc. (OTCQX: CNTM) is a U.S.-based AI energy infrastructure company that integrates and operates the power, thermal and intelligence systems beneath AI compute. Its power offerings include battery storage, solar and distributed energy systems, and virtual power plant dispatch. Its thermal offerings include smart heat pumps for electrified heating and cooling, sold through enterprise distributors. Its wholly owned subsidiary, Keen Labs, develops the AI platform for monitoring, energy optimization and predictive maintenance across connected equipment. ConnectM is evaluating distributed compute as an asset-light alternative to traditional data centers, in which the Company would supply power, site access and orchestration while compute partners provide and operate the hardware. ConnectM is headquartered in Marlborough, Massachusetts. For more information, visit www.connectm.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this press release, regarding our future financial performance, our strategy, the proposed listing of our common stock on a national securities exchange, the Ascent financing and the repayment, amortization or conversion of outstanding notes, the objectives and expected contributions of our Strategic Advisory Board, the contemplated divestiture of our Owned Service Network operations, expansion plans, future operations, future operating results, estimated revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements, including the risks described in the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” sections of our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission, including that our financial statements include a going concern explanatory paragraph, that our application to list on a national securities exchange may not be approved, and that the value of our Blue Cloud shareholding, which is subject to a lock-up, may fluctuate significantly.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ConnectM is under no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Contacts

Investor Relations

Crescendo Communications, LLC

Tel: (212) 671-1020

Email: CNTM@crescendo-ir.com

ConnectM Technology Solutions, Inc.

+1 617-395-1333

irpr@connectm.com